EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report of Gilat Satellite Networks Ltd. (the “Company”) on Form 20-F for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shlomo Rodav, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted § 906 of the Sarbanes-Oxley Act of 2002, that:

    1.        The Report fully complies with the requirements of section 139a) or 15(d) of the Securities Exchange Act of 1934; and

    2.        The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Shlomo Rodav —————————————— Shlomo Rodav Chief Executive Officer March 17, 2005

102